EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”) of Spring Creek Capital Corp., (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Kelly T. Hickel, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date November 23, 2009	By:	/s/ Kelly T. Hickel
Kelly T. Hickel
Chief Executive Officer